UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

ECOLOGY AND ENVIRONMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On April 10, 2017, Ecology and Environment, Inc. issued a Letter to Shareholders, a copy of which is provided below.

April 10, 2017
Dear Fellow Shareholder:
TIME IS RUNNING OUT!
VOTE THE WHITE CARD TODAY TO PROTECT
YOUR FUTURE INVESTMENT OPPORTUNITY IN E & E.
The future of Ecology and Environment, Inc. (“E & E” or the “Company”) as a publicly traded, environmentally conscious company, with the capability to solve society’s most pressing environmental challenges, is at risk. Please vote the WHITE proxy card today to vote FOR the election of Michael S. Betrus and Robert J. Untracht to the E & E Board of Directors (the “Board”).
THE CHOICE IS CLEAR
Support E & E’s candidates, Messrs. Betrus and Untracht, for:
The right expertise to guide the Company to continued profitable growth
Highly professional, fresh and independent nominees with expertise in accounting, finance and operations
A commitment to and strong knowledge of E & E’s environmental leadership
Support for the Company’s legacy of dividend payments
The Board and management team have taken decisive action over the last four years to refocus the Company, achieve profitable growth and maximize value for all shareholders. This plan is working. We are now squarely focused on high-demand market areas and have the right platform to achieve sustainable, long-term growth.
YOUR VOTE IS IMPORTANT
VOTE “FOR” THE E & E BOARD NOMINEES
ON THE WHITE PROXY CARD TODAY

ecology and environment, inc.
MILL ROAD’S TRUE INTENTIONS
Mill Road Capital II L.P. and its affiliates (collectively “MRC”) have nominated two Class A director candidates who are in no way qualified, and lack any relevant experience, to serve shareholders on the Board. MRC’s candidates are not independent from MRC and have highly concerning track records of questionable business decisions and unethical judgment.
In fact, leading independent proxy advisory firm Glass Lewis recommended that shareholders withhold their votes from MRC nominee Mr. El-Hillow, citing, “some notable and valid concerns regarding Mr. El-Hillow’s track record at his previous stops at Evergreen Solar (where he held various executive roles in the years prior to and through the firm’s eventual bankruptcy) and AEI (where he served as CFO and during which time the independent auditor uncovered several internal accounting control deficiencies).”1
MRC’s previously stated agenda, which remains on file with SEC, is to dissolve and sell the Company - this would destroy your future investment opportunity. If elected, we expect MRC’s nominees would serve as controlled agents of MRC in pursuing MRC’s self-serving sale agenda, while sitting on both sides of the negotiation to pursue the lowest possible price for E & E. This is a serious conflict of interest that is not in the best interests of ALL shareholders.
PROTECT YOUR INVESTMENT TODAY
Protect the value of your investment in E & E by voting FOR the reelection of Michael S. Betrus and the election of Robert J. Untracht as Class A directors on the WHITE proxy card. Please do not return or otherwise vote any green proxy card sent to you by MRC.
Your vote is extremely important, no matter how few shares you own. If you are a shareholder of record and wish to vote by proxy, you can vote by following the instructions on the WHITE proxy card. Since time is short, we recommend you vote by PHONE or INTERNET by following the voting instructions included on the WHITE proxy card at any time until 11:59 p.m., Eastern Daylight Time, on April 19, 2017.
We value you as an E & E shareholder and are in the process of updating our Investor Relations Program to include a robust investor outreach component. On behalf of your Board of Directors and management team, we thank you for your continued support.
Sincerely,
Frank B. Silvestro Gerard A. Gallagher III
Chairman Chief Executive Officer
Cc: Vinson & Elkins L.L.P. is serving as special proxy contest counsel to E & E.
David H. Alexander, Outside General Counsel, Gross Shuman Brizdle and Gilfillan, PC
YOUR VOTE IS IMPORTANT
VOTE “FOR” THE E & E BOARD NOMINEES
ON THE WHITE PROXY CARD TODAY

ecology and environment, inc.
1Permission to use quotations was neither sought nor obtained.
Important Additional Information
E & E, its directors and certain of its executive officers will be deemed to be participants in the solicitation of proxies from Company shareholders in connection with the matters to be considered at the Company’s annual meeting of shareholders scheduled to be held on April 20, 2017. The Company has filed a definitive proxy statement and proxy cards with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from Company shareholders. COMPANY SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of participants in this solicitation by the Company, and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed by the Company with the SEC. Shareholders will be able to obtain the proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available for no charge at http://www.proxydocs.com/EEI, by writing to the Company at 368 Pleasant View Drive, Lancaster, NY 14086 or by calling the Company’s proxy solicitor, D.F. King, at 1 (800) 628-8536.
Forward-Looking Statements
Information presented in this communication contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, current expectations, estimates, forecasts and projections about the industries in which we operate and the beliefs and assumptions of our management, the Company’s future costs of solicitation, record or meeting dates, compensation arrangements, business objectives, company policies, corporate governance practices as well as capital and corporate structure (including major shareholders, board structure and board composition), are forward-looking statements. Forward-looking statements generally can be identified by words such as “expect,” “will,” “change,” “intend,” “target,” “future,” “anticipate,” “to be,” “goal,” “project,” “plan,” “believe,” “seek,” “estimate,” “continue,” “may,” and similar expressions. These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company’s operations and may cause the Company’s actual actions, results, financial condition, performance or achievements to be substantially different from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to, (i) general economic and business conditions; (ii) changes in market conditions; (iii) changes in regulations; (iv) actual or potential takeover or other change-of-control threats; (v) the effect of merger or acquisition activities; (vi) changes in the Company’s plans, strategies, targets, objectives, expectations or intentions; and (vii) other risks, uncertainties and factors indicated from time to time in the Company’s reports and filings with the SEC including, without limitation, most recently the Company’s Annual Report on Form 10-K for the period ended July 31, 2016, under the heading Item 1A - “Risk Factors” and the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Company does not intend, and undertakes no obligation to update or publicly release any revision to any such forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise. Each forward-looking statement contained in the Company’s proxy statement is specifically qualified in its entirety by the aforementioned factors. You are advised to carefully read the Company’s proxy statement in conjunction with the important disclaimers set forth above prior to reaching any conclusions or making any investment decisions.
ecology and environment, inc. If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor , D.F. King, at the contact listed below:
Shareholders call Toll Free: 1 (800) 628-8536
Banks and Brokers Call Collect: (212) 269-5550